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                                                                    EXHIBIT 99.1

                                 Ronald K. Marsh
                             1325 Vintage Club Drive
                                Duluth, GA 30097


                                January 22, 2001

Richard P. Stack
Chairman and CEO
Aspeon, Inc.
17891 Cartwright Road
Irvine, California  92614


         Re: LETTER OF INTENT FOR PROPOSED ACQUISITION OF SHARES OF RESTAURANT CONSULTING SERVICES, INC. AND MONUMENT SOFTWARE CORPORATION.


Dear Mr. Stack:

         This letter of intent (this "Letter") will confirm the intent of Ronald
K. Marsh ("Purchaser") to purchase 100% of the outstanding stock and rights to acquire stock (collectively the "Shares") of Restaurant Consulting Services, Inc. and Monument Software Corporation (the "Companies") from Aspeon, Inc. ("Seller"). The parties' legal obligations will be established further by the Definitive Agreement (as defined below) when executed. Our understanding is as follows:

         1. FORM. Purchaser will acquire the Shares free and clear of all liens and encumbrances. Any and all currently issued and outstanding options, warrants or other rights to purchase or acquire the Shares or any securities of the Companies (either from the Companies, from a current shareholder of the Companies or from another person or entity) shall be exercised or terminated prior to the closing date of the purchase of the Shares as set forth in the Definitive Agreement (the "Closing Date").

         2.  CONSIDERATION.

                  (A) TOTAL PURCHASE PRICE. Purchaser will purchase the Shares from Seller on the Closing Date of the Definitive Agreement (as defined below) for the aggregate consideration of $3,500,000, as adjusted for the following (the adjusted purchase price shall be referred to herein as the "Consideration"):

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                  (i) APPRAISAL. Seller intends to obtain, at its sole expense, an independent appraisal of the value of the Companies as of December 31, 2000, from a reputable firm specializing in the valuation of companies similar to the Companies, for the purpose of determining whether or not the Consideration constitutes fair and reasonable compensation for the Shares. Seller agrees to use its best efforts to attempt to obtain the completed appraisal report (the "Appraisal Report") by February 14, 2001. If Seller is not able to obtain the Appraisal Report by February 14, 2001, then this Letter automatically will terminate at 11:59 PM, Eastern time, on February 14, 2001 unless Seller and Purchaser agree in writing, signed by Seller and Purchaser, to an extension date for the term of this Letter. As soon as Seller receives the Appraisal Report, Seller will deliver a copy to Purchaser.

                  If the Appraisal Report states that the value of the Companies is equal to $3,500,000, then no adjustment shall be made to the $3,500,000 purchase price for the Shares under this
                  Section 2(a)(i). If the Appraisal Report states that the value of the Companies is greater or less than $3,500,000, then both the Seller and Purchaser must agree in writing, signed by Seller and Purchaser, to adjust the $3,500,000 purchase price for the Shares to the value specified in the Appraisal Report. If within two (2) business days of the date of Purchaser's receipt of the Appraisal Report (the "Appraisal Adjustment Date") Seller and Purchaser do not agree in writing, signed by Seller and Purchaser, to adjust the purchase price to reflect the value specified in the Appraisal Report, then this Letter automatically will terminate at 11:59 PM, Eastern time, on the Appraisal Adjustment Date.

                  (ii) NET TANGIBLE BOOK VALUE. As soon as reasonably possible, Seller will deliver to Purchaser a copy of the Balance Sheet of the Companies as of December 31, 2000 along with a report showing the calculation of the net tangible book value of the Companies as of December 31, 2000 (the Balance Sheet and net tangible book value report being referred to herein as the "December 31, 2000 Reports"). The $3,500,000 purchase price for the Shares will be increased or decreased by the amount that the net tangible book value of the Companies as of the Closing Date exceeds or falls below, respectively, the net tangible book value of the Companies as specified in the December 31, 2000 Reports.

                  (iii) PURCHASER'S DUE DILIGENCE. Within three business days of the date of this Letter, Purchaser will deliver to Seller a due diligence request list regarding the Companies. Seller will use its best efforts to


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                  deliver to Purchaser the items specified on the due
                  diligence request list as soon as possible. On or prior to February 16, 2001, Purchaser will complete its review of the Companies' due diligence materials and deliver to Seller in writing a list of Purchaser's proposed adjustments to the $3,500,000 purchase price that the Purchaser believes should be made as a result of its due diligence review. If on or prior to February 23, 2001 Seller and Purchaser do not agree in writing, signed by Seller and Purchaser, to adjust the purchase price for Purchaser's proposed adjustments related to its due diligence, then this Letter automatically will terminate at 11:59 PM, Eastern time, on February 23, 2001.

                  (B) PURCHASE PRICE ALLOCATION. The Definitive Agreement will specify how the Consideration will be allocated to the purchase of each of the Companies.

         3. DEFINITIVE AGREEMENT. Consummation of the transactions contemplated herein is subject to, among other things, execution and delivery of a definitive agreement and related documentation (together the "Definitive Agreement"), which will be subject to approval by Purchaser and Seller, including the board of directors of Seller, and will contain customary and transaction-specific terms and conditions, including the following:

         (a) Consummation of the transactions contemplated herein will be contingent upon Seller's receipt of an appraisal of the Companies.
         Section 2(a)(i) above describes the procedures for adjusting the $3,500,000 purchase price for the Shares to reflect the results of the appraisal.

         (b) Consummation of the transactions contemplated herein will be contingent upon adjusting the $3,500,000 purchase price for the Shares to reflect changes in the net tangible book value of the Companies as of the Closing Date as described in Section 2(a)(ii) hereof.

         (c) Consummation of the transactions contemplated herein will be contingent upon completion of due diligence satisfactory to Purchaser in its reasonable discretion. Section 2(a)(iii) above describes the procedures for adjusting the $3,500,000 purchase price for the Shares to reflect the results of Purchaser's due diligence.

         (d) Consummation of the transactions contemplated herein shall be subject to the receipt by the Seller of a fairness opinion dated as of the Closing Date that the Consideration is fair and reasonable.

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         (e) The Definitive Agreement shall contain usual and customary representations and warranties.

         (f) The Definitive Agreement shall contain usual and customary conditions that must be satisfied before the parties are obligated to close, including, without limitation (i) the receipt of favorable opinions on such legal, tax and accounting matters in connection with the transactions contemplated by the Definitive Agreement as are usual and customary in similar transactions, (ii) the execution of the Definitive Agreement by Purchaser and Seller on or prior to the Closing Date, and (iii) the purchase by Purchaser of the Shares and the delivery to Seller of the Consideration.

         (g) The Definitive Agreement shall contain provisions pursuant to which
         (i) Seller and Purchaser shall agree upon the names of all employees of the Companies, including employees of the Companies that have executed employment contracts with Seller and/or its affiliates (collectively, the "Companies' Employees"), (ii) all Companies' Employees shall be offered employment with the Companies beginning immediately following the Closing Date and (iii) the Companies shall assume all employment related obligations and liabilities related to the Companies' Employees.

         (h) The Definitive Agreement shall contain other terms and provisions called for herein.

         (i) The Definitive Agreement shall contain appropriate non-compete provisions.

         (j) The Definitive Agreement shall contain usual and customary provisions for termination of the Definitive Agreement prior to closing, including termination by mutual agreement of the parties.

         Prior to or concurrently with the execution of the Definitive Agreement, Purchaser may assign his rights to acquire the Companies pursuant to this Letter to a corporation to be designated by Purchaser, provided that Purchaser on the Closing Date owns a significant interest in and is a director and executive officer of such assignee corporation. Upon assignment, such corporation shall be the ultimate purchaser of the Companies under the Definitive Agreement.

         4. NO BROKERS OR FINDERS. No party hereto has employed a broker or finder in connection with the transactions contemplated hereby and no brokers or finders fee is or will be payable by any party with respect thereto.

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         5. SCHEDULE. It is the intention of the parties to negotiate and execute the Definitive Agreement by March 5, 2001. A first draft of the Definitive Agreement will be delivered by Purchaser to Seller and will set forth in detail the terms and conditions generally outlined in this letter of intent as soon as possible after February 7, 2001. The transaction will be consummated on the Closing Date that will be defined in the Definitive Agreement.

         6. OPERATION OF BUSINESS. From and after the date of this Letter, Purchaser and Seller agree to use their best efforts to ensure that the Companies (a) conduct business only in the ordinary and usual course and consistent with past practice, (b) use their best efforts to preserve intact their customers, suppliers, vendors, manufacturers, employees and others having business relations with them, (c) not purchase, sell, lease or dispose of any property or assets or incur any liability, or make any commitment or enter into any other transaction, except in the usual and ordinary course of business, (d) not declare or pay any dividend on, or make any distribution to the holders of any shares of capital stock of the Companies, (e) not increase the amount of any compensation payable to any employee of the Companies except in accordance with established compensation plans consistent with past practice, (f) not terminate any employees of the Companies except by mutual agreement of Seller and Purchaser and (f) not issue any shares of their capital stock or any options or other rights to acquire shares of their capital stock. Between the date hereof and the Closing Date set forth in the Definitive Agreement (and in no case for a period of less than 60 days), Seller will inform Purchaser regarding any material developments affecting the business of the Companies.

         Purchaser agrees that without obtaining the prior written consent of Seller it will not cause or allow either of the Companies to enter into any contracts or agreements (i) outside the ordinary course of the Companies' business, (ii) for services, products or other obligations with a value of or requiring payments for $10,000 or more or (iii) the term of which is longer than six (6) months.

         7. DUE DILIGENCE. The Companies and their respective officers and employees will assist the representatives of Purchaser in their investigation of the business and affairs of the Companies, providing such representatives full access to the properties, books, records and personnel and business of the Companies and furnishing all information related to those matters as may be requested. Purchaser will submit its initial request for information to begin its due diligence within three days of execution of this Letter by Seller.

         8. CONFIDENTIALITY. It is understood that until consummation of the transactions contemplated hereby or indefinitely, if the purchase of the Shares is not consummated for any reason, Purchaser and its affiliates, agents, employees and other representatives will keep confidential any confidential information (unless ascertainable from public or published information or trade sources or obtained from third parties not in violation of their obligation of confidentiality) obtained from the Companies or the Seller concerning


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the operations and business of the Companies. Purchaser agrees to take reasonable precautions to ensure that its affiliates, agents, employees and other representatives are aware of and abide by these confidentiality obligations.

         9. PUBLICITY. All press releases, announcements or other publicity pertaining to the transactions contemplated hereby must be approved by Seller and Purchaser prior to release, provided that such approvals may not be unreasonably withheld. Purchaser and Seller understand and agree that Seller will be required to file a copy of this Letter with the Securities and Exchange Commission in connection with filing a Form 8-K immediately after the execution of this Letter.

         10. TRANSACTION EXPENSES. Except as provided in paragraph 11, below, each party shall bear its own respective expenses in connection with preparing for and consummating the transactions contemplated by this Letter.

         11. EXCLUSIVITY. Until the earliest of the execution of the Definitive Agreement (which shall thereafter govern the terms of exclusivity), or the termination of this Letter, none of the officers, directors, or employees of Seller or the Companies will solicit or initiate from entities or persons not affiliated with Purchaser, offers to purchase the Companies' stock or assets. Seller agrees that until the date of termination of this Letter as provided in
Section 12 hereof (the "Termination Date"), Seller will not directly or indirectly authorize or direct any agent or representative to solicit or initiate offers to purchase the Companies.

         In the event that prior to the Termination Date Seller accepts an unsolicited offer to purchase the Companies from a person or entity other than Purchaser or its assignee, then Seller shall promptly pay to Purchaser in cash the lesser of: (i) Forty-Five Thousand Dollars ($45,000) or (ii) the aggregate amount of legal, accounting and consulting fees and costs reasonably incurred by Purchaser (regardless of whether such fees and costs have been paid or for which payment is due) in connection with the proposed purchase of the Companies during the period from the date of this Letter through the Termination Date, provided that Purchaser must present to Seller written evidence of such expenses.

         In the event that prior to the Termination Date Seller receives from a third party an offer to purchase the Companies for a purchase price in excess of the Consideration, then Seller agrees to notify Purchaser of the terms of such offer and Purchaser shall have the right for three business days following receipt of such notice to increase the Consideration to meet or exceed such competing offer.

         12. TERMINATION. This Letter shall terminate on the soonest to occur of
(a) execution and delivery of the Definitive Agreement which by its express terms supersedes this Letter, (b) mutual written agreement of all of the parties hereto, (c) February 14, 2001 under the conditions set forth in the first paragraph of Section 2(a)(i) hereof, (d) the Appraisal Adjustment Date under the conditions set forth in the second

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paragraph of Section 2(a)(i) hereof, (e) February 23, 2001 under the conditions set forth in Section 2(a)(iii) hereof, or (f) March 9, 2001; provided that Sections 8, 10, and 12 and the second paragraph of Section 11 shall survive any termination of this Letter. Notwithstanding the foregoing, a termination of this Letter shall not be considered to be a waiver of any breach of any term of this Letter, provided that such breach occurred prior to the termination date of this Letter.

         13. GOVERNING LAW AND VENUE. Purchaser and Seller agree that this Letter shall be governed by Delaware law.

         If the foregoing is acceptable, please indicate Aspeon, Inc.'s binding intent by signing in the place provided below and returning the enclosed copy of this letter of intent.

                                   Sincerely,



                                   /s/ RONALD K. MARSH
                                   ---------------------------------------------
                                   Ronald K. Marsh
                                   Date: JANUARY 22, 2001
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The foregoing is satisfactory to the undersigned and reflects the undersigned's intent and agreement as to the matters specified herein.


                                  ASPEON, INC.


                                  By: /s/ RICHARD P. STACK
                                      ------------------------------------------
                                  Name: Richard P. Stack
                                  Title: Chairman and CEO
                                  Date: JANUARY 22, 2001
                                        ----------------------------------------